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                                                                   EXHIBIT 10.47

                         REVOLVING LINE OF CREDIT NOTE

US $600,000.00                                           St. Petersburg, Florida
                                                         December 27, 1993


    FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay MARINE BANK, or order, the principal sum of SIX HUNDRED THOUSAND AND NO/100THS - - - -
- ($600,000.00) Dollars, with interest on the unpaid principal balance from the date of this Note, until paid, at the rate equal to the MARINE BANK base rate charged from time to time as announced by MARINE BANK plus ONE PER CENT PER ANNUM (1.00%). Principal and interest shall be payable at 9400 9th Street North, St. Petersburg, FL 33702, or such other place as the Note holder may designate, as follows: INTEREST ONLY MONTHLY, COMMENCING JANUARY 27, 1994, WITH THE ENTIRE PRINCIPAL BALANCE PLUS ACCRUED INTEREST DUE ON DEMAND.


    THIS PROMISSORY NOTE SHALL CONSTITUTE A REVOLVING LINE OF CREDIT AGREEMENT WHEREBY LENDER MAY MAKE ADVANCES OF PRINCIPAL TO THE UNDERSIGNED FROM TIME TO TIME HEREAFTER. THE INDEBTEDNESS OF THE UNDERSIGNED TO THE LENDER FOR SUCH ADVANCES OF PRINCIPAL OUTSTANDING AT ANY ONE TIME HEREUNDER SHALL NOT EXCEED $600,000.00. THE OUTSTANDING PRINCIPAL BALANCE MAY DECREASE OR INCREASE FROM TIME TO TIME AS PRINCIPAL PAYMENTS ARE MADE BY UNDERSIGNED OR ADDITIONAL ADVANCES OF PRINCIPAL ARE MADE BY THE LENDER TO THE UNDERSIGNED. ADVANCES UNDER THIS NOTE MAY BE REQUESTED ORALLY BY BORROWER OR BY AN AUTHORIZED PERSON. LENDER MAY, BUT NEED NOT, REQUIRE THAT ALL ORAL REQUESTS BE CONFIRMED IN WRITING. ALL COMMUNICATIONS, INSTRUCTIONS, OR DIRECTIONS BY TELEPHONE OR OTHERWISE TO LENDER ARE TO BE DIRECTED TO LENDERS OFFICE SHOWN ABOVE. THE FOLLOWING PARTY OR
PARTIES ARE AUTHORIZED TO REQUEST ADVANCES UNDER THE LINE OF CREDIT UNTIL LENDER RECEIVES FROM BORROWER AT LENDER'S ADDRESS SHOWN ABOVE WRITTEN NOTICE OF REVOCATION OF THEIR AUTHORITY: ANY SENIOR OFFICER. BORROWER AGREES TO BE
LIABLE FOR ALL SUMS EITHER: (a) ADVANCED IN ACCORDANCE WITH THE INSTRUCTIONS OF AN AUTHORIZED PERSON OR ENDORSEMENTS ON THIS NOTE OR BY LENDER'S INTERNAL RECORDS, INCLUDING DAILY COMPUTER PRINT-OUTS. LENDER WILL HAVE NO OBLIGATION TO ADVANCE FUNDS UNDER THIS NOTE IF: (a) BORROWER OR ANY GUARANTOR IS IN DEFAULT UNDER THE TERMS OF THIS NOTE OR ANY AGREEMENT THAT BORROWER OR ANY GUARANTOR HAS WITH LENDER, INCLUDING ANY AGREEMENT MADE IN CONNECTION WITH THE SIGNING OF THIS NOTE; (b) BORROWER OR ANY GUARANTOR CEASES DOING BUSINESS OR IS INSOLVENT; (c) BORROWER HAS APPLIED FUNDS PROVIDED PURSUANT TO THIS NOTE FOR PURPOSES OTHER THAN THOSE AUTHORIZED BY LENDER; OR (e) LENDER IN GOOD FAITH DEEMS ITSELF INSECURE UNDER THIS NOTE OR ANY OTHER AGREEMENT BETWEEN LENDER AND BORROWER.


    If any monthly installment under this Note is not paid when due and remains unpaid after a date specified by a notice to Borrower, the entire principal amount outstanding and accrued interest thereon shall at once become due and payable at the option of the Note holder. The Note holder may exercise this option to accelerate during any fault by Borrower regardless of any prior forbearance. If suit is brought to collect this Note, the Note holder shall be entitled to collect all reasonable costs and expenses of suit, including, but not limited to, reasonable costs and expenses of suit, including, but not limited to, reasonable attorney's fees.


    Borrower shall pay to the Note holder a late charge of 5.0 percent of any monthly installment not received by the Note holder within 10 days after the installment is due.
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    Borrower may prepay the principal amount outstanding in whole or in part.
The Note holder may require that any partial prepayments (i) be made on the date monthly installments are due and (ii) be in the amount of that part of one or more monthly installments which would be applicable to principal. Any partial prepayment shall be applied against the principal amount outstanding and shall not postpone the due date of any subsequent monthly installments or change the amount of such installments, unless the Note holder shall otherwise agree in writing.

    PRESENTMENT, notice of dishonor, and protest are hereby waived by all makers, sureties, guarantors and endorsers thereof. This Note shall be the joint and several obligation of all makers, sureties, guarantors and endorser, and shall be binding upon them and their successors and assigns.

    Any notice to Borrower provided for in this Note shall be given by mailing such notice by mail addressed to Borrower at the Property Address stated below, or to such other address as borrower may designate by notice to the Note holder. Any notice to the Note holder shall be given by mailing such notice, to the Note holder at the address stated in the first paragraph of this Note, or at such other address as may have been designated by notice to Borrower.

    The indebtedness evidenced by this Note is secured by: SEE SCHEDULE "A" ATTACHED HERETO.


BORROWERS ADDRESS:              NATIONAL FLOOD CERTIFICATION SERVICES, INC.
10051 5TH STREET NORTH
ST. PETERSBURG, FL 33702        /s/ Edwin C. Husseman
                                ------------------------------------------
                                BY: Edwin C. Husseman, Treasurer


                                ------------------------------------------
                                BY:


                                (execute original only)

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                  ATTACHMENT TO REVOLVING LINE OF CREDIT DATED
                               DECEMBER 27, 1993

      Interest will be billed monthly. Interim quarterly financial statements on Bankers Insurance Group, Inc. and National Flood Certification Services, Inc. are due to Marine Bank within 30 days of Quarter ends.

      National Flood Certification Services, Inc. agrees to provide a full accounts receivable aging within 10 business days of each month end. That aging should support the outstanding balance on the Revolving Line (80%) advance on eligible receivables, (less than 120 days).

      If there are not sufficient receivables to support the outstanding balance, then a check will accompany the receivables aging report, reducing the outstanding balance to compliance (aging report and check, if required, are due and payable within 10 days of each month end). If there are sufficient receivables, reflected in the report, to warrant an additional advance, according to the above formula, that request may accompany the aging report up to the maximum $600,000.00 approved line.

      Audited year end financial statements on Bankers Insurance Group, Inc. and Bankers Insurance Company are due by May 31 of the year following the year end.

      Dated this 23rd Day of December 1993.


                                    NATIONAL FLOOD CERTIFICATION
                                    SERVICES, INC.


                                    /s/ Edwin C. Hussemann
                                    --------------------------------
                                    BY: Edwin C. Husseman, Treasurer



                                    --------------------------------
                                    BY:


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                                  SCHEDULE "A"


NOW EXISTING OR HEREAFTER ACQUIRED ACCOUNTS RECEIVABLE INCLUDING INSTRUMENTS, DOCUMENTS, CHATTEL PAPER, GENERAL INTANGIBLES AND ALL FORMS OF OBLIGATION OWING TO MAKER AND ALL OF MAKER RIGHTS, TITLE, SECURITY AND GUARANTIES WITH RESPECT TO EACH ACCOUNT, INCLUDING THE RIGHT OF STOPPAGE IN TRANSIT;